UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2026

AMPHENOL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10879	22-2785165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

358 Hall Avenue, Wallingford, Connecticut	06492
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 265-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	APH	New York Stock Exchange
3.125% Senior Notes due 2032	APH32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On January 12, 2026, Amphenol Corporation (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) with the Securities and Exchange Commission (the “SEC”) to disclose that it had completed its acquisition of the Connectivity and Cable Solutions business (which we now refer to collectively as “CommScope”) of Vistance Networks, Inc. (“Vistance,” formerly known as CommScope Holding Company, Inc.) for approximately $10.5 billion in cash, subject to customary post-closing adjustments (the “Acquisition”), pursuant to the previously disclosed Purchase Agreement, dated as of August 3, 2025, by and between the Company and Vistance. This amendment to the Initial 8-K (this “Amendment No. 1”) amends the Initial 8-K to include the historical audited financial statements of CommScope (which is referred to in the historical audited financial statements as Connectivity and Cable Solutions) and the pro forma combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Initial 8-K in reliance on the instructions to such items.

This Amendment No. 1 should be read in conjunction with the Initial 8-K. Except as set forth herein, no modifications have been made to information contained in the Initial 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Initial 8-K. The pro forma financial information included as Exhibit 99.2 to this Amendment No. 1 has been presented for informational purposes only, as required by Form 8-K, and is not necessarily indicative of the financial position or results of operations that would have been realized if the Acquisition had been completed on the dates set forth therein, nor is it indicative of the future results or financial position of the combined company.

Forward-Looking Statements

This Amendment No. 1 may include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other related laws, which relate to future events and are subject to risks and uncertainties. The forward-looking statements, which address the Company’s expected business and financial performance and financial condition, among other matters, may contain words and terms such as: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “look ahead,” “may,” “ongoing,” “optimistic,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” or “would” and other words and terms of similar meaning. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about expected earnings, revenues, growth, liquidity, effective tax rate, interest rates, the expected timing for the closing of certain acquisitions or other matters. A further description of these uncertainties and other risks can be found under the caption “Risk Factors” in Part I, Item 1A and elsewhere in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as well as other reports filed with the SEC, including, but not limited to, the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These or other uncertainties could cause the Company’s actual future results to be materially different from those expressed in any forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements except as required by law.

Item 7.01. Regulation FD Disclosure.

In addition to the historical audited combined financial statements of the Connectivity and Cable Solutions business of Vistance and the unaudited pro forma condensed combined financial information filed as Exhibits 99.1 and 99.2, respectively, to this Amendment No. 1, the Company has prepared, and has furnished as Exhibit 99.3 to this Amendment No. 1, certain supplemental non-GAAP financial information.

The information in Item 7.01 of this Amendment No. 1 and Exhibit 99.3 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses or funds acquired

The audited combined financial statements of the Connectivity and Cable Solutions business of Vistance as of and for the years ended December 31, 2025 and 2024 and the related notes thereto, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b)	Pro forma financial information

The unaudited pro forma condensed combined financial information of Amphenol Corporation giving effect to the Acquisition, which includes the unaudited pro forma condensed combined balance sheet as of December 31, 2025 and the unaudited pro forma condensed combined statement of income for year ended December 31, 2025, is filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Document Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm of Connectivity and Cable Solutions.

99.1	Audited combined financial statements of the Connectivity and Cable Solutions business of Vistance as of and for the years ended December 31, 2025 and 2024 and the related notes thereto.

99.2	Unaudited pro forma condensed combined financial information of Amphenol Corporation as of and for the year ended December 31, 2025.

99.3	Unaudited supplemental non-GAAP information.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPHENOL CORPORATION

	By:	/s/ Craig A. Lampo
Craig A. Lampo
Executive Vice President and Chief Financial Officer

Date: March 27, 2026